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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         May 4, 1998


                             QUADRAMED CORPORATION
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-21031               52-1992861
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)


80 E. SIR FRANCIS DRAKE BLVD., SUITE 2A, LARKSPUR, CA           94939
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code          (415) 461-7725



                                      NONE
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         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS

                 On May 4, 1998, QuadraMed Corporation, a Delaware corporation, announced in a press release that the over-allotment option for its Rule 144A offering of 5.25% Convertible Subordinated Debentures due 2005 had been exercised. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

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         (c)      Exhibits

                  99.1    Press Release dated May 4, 1998.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 8, 1998                       By: /s/ KEITH M. ROBERTS
                                            ----------------------------
                                        Name: Keith M. Roberts
                                        Title: Executive Vice President,
                                               General Counsel, and
                                               Assistant Secretary






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                               INDEX OF EXHIBITS


         99.1    Press Release dated May 4, 1998.